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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

BARCLAYS BANK PLC, as Secured Party

                                                      Dated as of 25th June 2004

FOR VALUE RECEIVED, and in order to induce Barclays Bank PLC (the "SECURED PARTY"), issuer under the Credit Agreement dated as of June 25, 2004 (the "CREDIT AGREEMENT") between PXRE Reinsurance Ltd. (the "BORROWER") and the Secured Party, to issue letters of credit under and upon the terms set forth in the Credit Agreement, the Borrower, as security for all monies and any other liabilities or obligations of the Borrower arising under, or in connection with, the Credit Documents (as defined in the Credit Agreement) (including this Agreement) to the Secured Party whether present or future, actual or contingent and whether due or owing or incurred solely or jointly with any other person and whether as a principal or surety, including any liability in respect of any letter of credit issued under the Credit Documents, and including interest, discount, commission or other lawful charges and expenses which may accrue under the Credit Agreement in respect of any of the matters aforesaid and so that interest shall be computed and compounded according to the terms of the Credit Agreement as well after as before any demand made or judgment obtained hereunder (collectively, the "SECURED OBLIGATIONS") charges to the Secured Party, and grants to the Secured Party, a security interest in all of the Borrower's right, title and interest in and to the Collateral and all rights attaching to the Collateral, in each case whether now or hereafter existing or in which the Borrower now has or hereinafter acquires an interest and wherever the same may be located. "COLLATERAL" is defined as any Cash, OECD Government Bonds, MBS Securities and Corporate Bonds (as such terms are defined in the Credit Agreement) from time to time (1) named in any schedule supplied by or on behalf of the Borrower to the Secured Party by reference to this Security Agreement or
(2) in respect of which the relative account entries is/are held in the name of or to the order of the Secured Party or its nominee or (3) in respect of which the relative certificates are deposited or held to the order of the Secured Party or its nominee and whether or not subject to the Uniform Commercial Code as in effect in the State of New York (the "CODE") or (4) held in the Custodial Account described in Schedule 1 and also including all interest and other distributions thereon paid and payable in cash, and all replacements and substitutions for, and all accessions and additions to, and all products and proceeds of, all of the foregoing.

The Borrower agrees to deliver to the Secured Party whenever called for by it such additional Collateral of a kind and of a market value satisfactory to the Secured Party, so that there will, at all times, be pledged to the Secured Party a margin of Collateral equal to the requirements of Clause 6.11 of the Credit Agreement, for the payment of all Secured Obligations. The Secured Party agrees that, so long as no Default (as defined in the Credit Agreement) shall have occurred and be continuing and provided Borrower is in compliance with the first sentence of this paragraph, the Borrower may withdraw interest, dividends, other proceeds and distributions of the Collateral.

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Upon the occurrence and continuance of a Default, the Secured Party shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Code and, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without notice of intention to sell or otherwise dispose of or of time or place of sale or other disposition or of redemption or other notice or demand whatsoever to the Borrower, all of which, to the extent permitted by law, are hereby expressly waived, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Secured Party shall have a security interest or lien as aforesaid, or any interest which the Borrower may have therein. After deducting from the proceeds of any such sale or other disposition of the Collateral all reasonable expenses (including, but not limited to, reasonable attorneys' fees and expenses and other expenses as set forth below), the Secured Party shall apply the residue of such proceeds toward the payment of any of the Secured Obligations, in such order as the Secured Party shall elect in its sole discretion, the Borrower remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Borrower hereby agrees that a notice sent at least five Business Days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. The Borrower also agrees to use its reasonable efforts to assemble the Collateral at such place or places as the Secured Party designates by written notice which place(s) is/are reasonably convenient for both parties hereto.

At any such sale or other disposition the Secured Party or any other person designated by the Secured Party may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Borrower, which right, to the extent permitted by law, is hereby waived and released.

The Secured Party may, after the occurrence and continuance of a Default, without any notice to the Borrower, in its discretion, whether or not any of the Secured Obligations are due, in its name or in the name of the Borrower, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith may deposit any of the Collateral with any committee or depositary upon such terms as the Secured Party may in its sole discretion deem appropriate, and the Borrower does hereby constitute and appoint the Secured Party the Borrower's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as the Borrower might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith.

The Borrower agrees that the Collateral secures the Secured Obligations, and further agrees to pay on demand and indemnify the and hold harmless Secured Party and its directors, officers, agents and employees from and against any and all claims and damages, losses, liabilities, reasonable costs or expenses which the Issuer may incur (or which may be claimed against the Issuer by any Person whatsoever) by reason of or in connection with the Borrower's default under this Agreement, including, without limitation, any claims, damages, losses, liabilities, costs or expenses (including, but not limited to, reasonable attorneys' fees and expenses and costs of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Secured Party hereunder, whether or not litigation is commenced; PROVIDED THAT the Borrower shall not be required to indemnify any such indemnitee for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the bad faith, wilful misconduct or gross negligence of such indemnitee (including officers and employees of such indemnities).

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The Borrower agrees to mark its books and records as the Secured Party shall request in order to reflect the rights of the Secured Party granted herein, and the Secured Party may, in its sole discretion, immediately take possession of the Collateral at any time subsequent to a Default. The Secured Party may, after the occurrence of a Default and upon 10 days written notice to the Borrower, sell, assign or transfer any of the Secured Obligations and the Secured Party's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Secured Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Secured Party in respect thereto; and the Secured Party shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

Upon the occurrence and continuance of a Default, the Secured Party may, without any notice to the Borrower, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply said income and collections to any of the Secured Obligations, the manner and distribution of the application to be made as the Secured Party shall elect in its sole discretion.

Calls for Collateral, demand for payment or notice to the Borrower may be given by leaving same at the address given below or any other address hereafter filed with the Secured Party, or by mailing same via certified mail to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be deemed served five days after the return receipt is signed or receipt is refused. The Borrower agrees not to change its name, any of its places of business, remove any records of the Borrower relating to any of the Collateral or move any of the Collateral without giving the Secured Party written notice of any such event as promptly as possible but in no event more than (i) 30 days after the public announcement of any such event or (ii) 30 days after the occurrence of any such event, whichever is earlier.

With respect to the Collateral, the Secured Party shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve, obtain, secure or acquire rights or property against or from any parties.


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Neither the Secured Party nor any of its affiliates, directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence, wilful misconduct or bad faith.

The Borrower authorizes the Secured Party, at the Borrower's reasonable expense, to file one or more financing statements and amendments thereto to perfect the security interests granted herein, without the Borrower's signature thereon, and to take all actions necessary to perfect (whether by filing, possession, control or otherwise) its security interest in the Collateral under any applicable law or regulation, and the Borrower agrees, at its reasonable expense, to do, file, record, make, execute and deliver all such acts, deeds, things, agreements, notices, instruments and financing statements as the Secured Party may reasonably request in order to perfect and enforce the rights of the Secured Party herein.

If at any time it is necessary in the reasonable opinion of counsel to the Secured Party that any or all of the securities held as Collateral (the "PLEDGED SECURITIES") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939, as amended, in order to permit the sale or other disposition of the Pledged Securities, the Borrower shall at the Secured Party's request and at the expense of the Borrower use the commercially reasonable best efforts of the Borrower promptly to cause the registration of the Pledged Securities or the qualification of such indenture and to continue such registration and qualification under such laws and/or in such jurisdictions and for as long as deemed appropriate by the Secured Party.

The Borrower hereby consents to the Secured Party dating this Agreement as of the date of the granting of any Secured Obligation secured hereby and to complete any blank space herein (including any schedule hereto) according to the terms upon which said Secured Obligation was granted.

This Agreement may not be amended, or compliance with its terms waived, orally or by course of dealing, but only by a writing signed by the Borrower and an authorized officer of the Secured Party.

No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

Each and every right, remedy and power hereby granted to the Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Secured Party at any time and from time to time.

This Agreement may be assigned by the Secured Party and its benefits shall inure to the successors, indorsees and assigns of the Secured Party. The Secured Party shall provide prompt written notice to the Borrower of any such assignment.

THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

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Unless otherwise defined or the text otherwise requires, all terms used herein shall have the meanings specified in the Credit Agreement or the Code.

Every provision of this Agreement is intended to be severable; if any term or provision of this Agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Any notice to the Secured Party shall be effective only if given in accordance with the terms of the Credit Agreement.

This Agreement shall continue in full force and effect until repayment of all Secured Obligations and the cancellation, substitution, expiration, termination, or surrender of the Letters of Credit issued under the Credit Documents (collectively referred to as the "TERMINATION"). Notwithstanding any such Termination, this Agreement shall continue in full force and effect until (a) all Secured Obligations then outstanding shall have been unconditionally and irrevocably paid in full and all rights of Secured Party hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to the Secured Party shall have been made, (b) the original Letters of Credit issued under the Credit Documents shall have been returned to the Secured Party either undrawn or any unpaid Secured Obligations under such Letters of Credit and under the Credit Agreement shall have been paid in full in accordance with clause (a) of this paragraph and (c) the Borrower shall not have any further actual or contingent obligation to make advances or provide other financial accommodation to any person under the Credit Agreement.

Without limiting the Secured Obligations of the Borrower hereunder, the Borrower agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales and or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

The Borrower represents and warrants that at the time the Collateral becomes subject to the Secured Party's security interest, the Borrower shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in the Collateral to the Secured Party and the Collateral shall be free and clear of all other claims, liens, charges, security interests and encumbrances except as permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement. The Borrower represents and warrants to the Secured Party that any information furnished to the Secured Party regarding the Collateral is true and correct on the date hereof and is complete in all material respects.

The Borrower represents and warrants to the Secured Party that (a) the Borrower's exact legal name is "PXRE REINSURANCE LTD.", (b) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of Bermuda; (c) that the Borrower's registration number is 26897, (d) that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers and have been duly authorized by all necessary action of its board of directors; and (e) that each person executing this Agreement has the authority to execute and deliver this Agreement on behalf of the Borrower.

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The Borrower represents and warrants that the grant of the security interest in the Collateral pursuant to this Agreement (together with the signing of an account control agreement as necessary pursuant to Section 9-106 of the Uniform Commercial Code as in effect from time to time in the State of New York) creates a valid first priority security interest in the Collateral.

The Borrower represents and warrants that no authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than authorizations, consents, approvals already obtained, actions already taken, notices already provided and filings already made) is required (a) for the grant by the Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower, (b) for the exercise by the Secured Party of its rights and remedies provided for in this Agreement or (c) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in any jurisdiction in which any of the Collateral is located.

To the knowledge of the Borrower, each of the pledged securities part of the Collateral constitutes the legally valid and binding obligation of the party obligated to pay.

The Borrower will use its reasonable best efforts to in all material respects perform and observe all the terms and provisions of the documentation relating to the Collateral to be performed or observed by it, maintain the documentation relating to the Collateral in full force and effect in accordance with their terms, and take all action to such end as may be from time to time reasonably requested by the Secured Party.

Promptly upon becoming aware of same, the Borrower will advise the Secured Party promptly, in reasonable detail, (a) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral by any person and (b) of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the pledges and security interests granted hereby.

The Borrower will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, or create any security interest or encumbrance in favor of any other person over any of the Collateral, except sales not restricted by the terms of the Credit Agreement or this Agreement.

THE PARTIES SUBMIT TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREE THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN SAID COURTS AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND WAIVE PERSONAL SERVICE UPON THEM AND CONSENT TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO THEM BY REGISTERED OR CERTIFIED MAIL.

THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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                                     PXRE REINSURANCE LTD.

                                     By:      /s/  Robert P. Myron

                                     Name:    Robert P. Myron

                                     Title:   Chief Financial Officer

                                     Address: Clarendon House
                                              2 Church Street
                                              Hamilton  HM 11
                                              Bermuda




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                                   SCHEDULE 1

                                       TO
                               SECURITY AGREEMENT
                                   EXECUTED BY

                              PXRE REINSURANCE LTD.

All of the Borrower's right, title and interest in and to the following safekeeping and/or custody account(s) and any demand deposit account(s) established in connection with such safekeeping and/or custody account(s) (together with any successor account(s), the "ACCOUNT(S)"):

Custody Account in the name of PXRE Reinsurance Ltd. maintained at JPMorgan Chase Bank and designated as account number G09826.












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